B. RILEY DIVERSIFIED EQUITY FUND

a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated November 21, 2014
To the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2014

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The section entitled Management / Investment Adviser in the prospectus on pages 13-14 is replaced in its entirety with the following:

MANAGEMENT

The Investment Adviser

The Fund’s investment adviser is B. Riley Asset Management, LLC, a Delaware limited liability company organized in 2011 and whose address is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025. The Adviser serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to the Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Adviser provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Fund. The Adviser is owned by B. Riley Financial, Inc. (formerly Great American Group, Inc.), a publicly traded financial services firm. As of August 31, 2014, the Adviser had approximately $21,998,000 in assets under management.

The Adviser is affiliated with B. Riley & Co., LLC. B. Riley & Co., LLC is a registered broker/dealer and is utilized by the Adviser to make purchase and sales of securities for the Fund’s portfolio. The Adviser has in place certain policies and procedures designed to prevent conflicts of interest and those policies and procedures are discussed in more detail in the Fund’s Statement of Additional Information.

For its services the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for the Fund is available in the Fund’s semiannual report for the period ending June 30, 2014.

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by the Adviser or the Trust at any time after May 1, 2016. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which the Adviser incurred the expense.

The 1st and 8th paragraphs in the Section entitled “Investment Adviser” on page 6-7 of the Fund’s SAI are replaced in their entirety with the following:

          Adviser – B. Riley Asset Management, LLC (the "Adviser"), 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025, is the Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company. The Adviser is owned by B. Riley Financial, Inc. (previously Great American Group, Inc.), a publicly traded financial services firm (OTCBB: RILY) that offers a full array of financial and advisory services through several wholly-owned subsidiaries.

          The Adviser’s affiliates are: B. Riley & Co., LLC, a FINRA broker/dealer, and Riley Investment Management, LLC, a state of California registered investment adviser. B. Riley & Co., LLC is owned by B. Riley Capital Markets, LLC, a wholly owned subsidiary of B. Riley Financial, Inc. and Riley Investment Management, LLC is owned directly by B. Riley Financial, Inc.

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